                            AMENDMENT NO. 2 TO THE
                   NOBLE DRILLING CORPORATION THRIFT TRUST


        Pursuant to the provisions of Section 4.1 thereof, the Noble Drilling Corporation Thrift Trust (the "Trust") is hereby amended in the following respect only:

        The first sentence of Section 3.3 of the Trust is hereby amended by restatement in its entirety to read as follows:

        The appointment of a successor trustee hereunder shall be accomplished by and shall take effect upon the delivery to the resigning or removed Trustee, as the case may be, of (a) an instrument in writing appointing such successor trustee, executed by the Company, and (b) an acceptance in writing of the office of successor trustee hereunder executed by the successor so appointed.


        IN WITNESS WHEREOF, this Amendment has been executed to be effective this 24th day of June, 1994.


                                       NOBLE DRILLING CORPORATION

                                       By /s/ BYRON L. WELLIVER
                                          ___________________________________
                                          Title: Senior Vice President-Finance
                                                 and Treasurer


                                         BANK OF OKLAHOMA, N.A.


                                         By /s/ JEFFREY K. MACE
                                            ___________________________________
                                            Title: Vice President and Senior
                                                   Trust Officer

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THE STATE OF TEXAS
                         ss
COUNTY OF HARRIS

        BEFORE ME, the undersigned authority, a notary public in and for said County and State, on this day personally appeared Byron L. Welliver, known to me to be the person and office whose name is subscribed to the foregoing instrument and acknowledged to me the same was the act of the said NOBLE DRILLING CORPORATION, a Delaware corporation, and that he executed the same as the act of such corporation for the purposes and consideration therein expressed, and in the capacity therein stated.

        GIVEN UNDER MY HAND AND SEAL OF OFFICE, this 24th day of June, 1994.

 KATHERINE L. BRADLEY
MY COMMISSION EXPIRES                          /s/   KATHERINE L. BRADLEY
  October 28, 1997                           _____________________________
                                             Notary Public, State of Texas
   [notarial seal]
My Commission expires:
      10/28/97
_____________________


THE STATE OF OKLAHOMA
                         ss
COUNTY OF TULSA


        BEFORE ME, the undesigned authority, a notary public in and for said County and State, on this day personally appeared Jeffrey K. Mace, known to me to be the person and officer whose name is subscribed to the foregoing instrument and acknowledged to me the same was the act of the said BANK OF OKLAHOMA, N.A., a national banking association, and that he executed the same as the act of such association for the purposes and consideration therein expressed, and in the capacity therein stated.

        GIVEN UNDER MY HAND AND SEAL OF OFFICE, this 27th day of June, 1994.


   [notarial seal]
My Commission expires:
       6/23/98                                /s/    KATHY ANN LANOLE
______________________                     _______________________________
                                          Notary Public, State of Oklahoma